SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934


        Date of Report (Date of earliest event reported): October 31, 1997


                              SONEX RESEARCH, INC.

               (Exact name of registrant as specified in Charter)


       Maryland                    0-14465                  52-1188993

    (State or other            (Commision file            (IRS employer
    jurisdiction of                number)              identification no.)
     incorporation)



                      23 Hudson Street, Annapolis, MD 21401

                    (Address of principal executive offices)


                                 (410) 266-5556

              (Registrant's telephone number, including area code)



                                       N/A

          (Former name or former address, if changed since last report)

            ITEM 4. - CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANTS


(a)      Previous independent accountants
         --------------------------------

         On October 31, 1997, Sonex Research, Inc. (the "Registrant") informed Price Waterhouse LLP that it had been dismissed as its independent accountants for the year ended December 31, 1997.

         The reports of Price Waterhouse LLP on the financial statements of the Registrant for the past two fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to audit scope or accounting principle; however, such reports were modified by the inclusion of an explanatory paragraph indicating that there was substantial doubt about the Registrant's ability to continue as a going concern.

         The Registrant's Board of Directors made the decision to change independent accountants.

         In connection with its audits for the two most recent fiscal years and through October 31, 1997, there have been no disagreements with Price Waterhouse LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Price Waterhouse LLP, would have caused them to make reference thereto in their report on the financial statements for such years.

         The Registrant has requested that Price Waterhouse LLP furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements. A copy of such letter, dated November 3, 1997, is filed as Exhibit 16 to this Form 8-K.


(b)      New independent accountants
         ---------------------------

         The Registrant engaged C. L. Stewart & Company as its new independent accountants as of October 31, 1997. During the two most recent fiscal years and through October 31, 1997, the Registrant has not consulted with C. L. Stewart & Company regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Registrant's financial statements, and either a written report was provided to the Registrant or oral advice was provided that C.L. Stewart & Co. concluded was an important factor considered by the Registrant in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a reportable event, as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





November 4, 1997                             SONEX RESEARCH, INC.
                                             Registrant



                                               /s/ George E. Ponticas
                                             -----------------------------
                                             George E. Ponticas
                                             Chief Financial Officer

                                                                      EXHIBIT 16



November 3, 1997


Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C.  20549

Ladies and Gentlemen:

         We have read Item 4 of Sonex Research, Inc.'s Form 8-K dated October 31, 1997 and are in agreement with the statements contained in paragraph 4(a) therein.


Yours very truly,


PRICE WATERHOUSE LLP